August 9, 2004                                         Robert Price
                                                       212-757-5600

                        PRICE COMMUNICATIONS CORPORATION
               REPORTS EARNINGS OF $0.11 FOR SECOND QUARTER 2004;
                         $0.22 FOR 1st SIX MONTHS 2004

         Price Communications Corporation (NYSE:PR) announced today results for the quarter and six months ended June 30, 2004. The Company reported income from its partnership with Verizon of $8.3 million the quarter ended June 30, 2004, and $16.6 million for the six months ended June 30, 2004.

         The following table presents selected unaudited financial data for the periods:

----------------------------------------------------------- ------------------------------ ----------------------------
                             UNAUDITED                                THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                           JUNE 30,                      JUNE 30,
----------------------------------------------------------- ------------------------------ ----------------------------
                                                                                            (000's)
----------------------------------------------------------- -----------------------------------------------------------
                                                                     2004            2003           2004          2003
----------------------------------------------------------- --------------- -------------- -------------- -------------
             EARNINGS FROM PARTNERSHIP                              $8,329          $8,133        $16,628       $16,189
----------------------------------------------------------- --------------- -------------- -------------- -------------
             OTHER INCOME, NET                                       2,271           4,170          6,730         5,903
----------------------------------------------------------- --------------- -------------- -------------- -------------
             NET INCOME                                              6,196           6,314         12,326        10,870
----------------------------------------------------------- --------------- -------------- -------------- -------------
             NET INCOME PER SHARE (BASIC)                            $0.11           $0.11          $0.22         $0.19
----------------------------------------------------------- --------------- -------------- -------------- -------------
             WEIGHTED AVERAGE SHARES OUTSTANDING                    56,463          57,103         56,527        57,165
----------------------------------------------------------- --------------- -------------- -------------- -------------

         In connection with these results, Robert Price, President of the Company said:

                 "We are delighted with the performance of our Verizon Wireless of the East partnership supervised by Verizon Communications. We continue to explore new prudent acquisitions including mutual fund companies, cellular properties, independent telephone companies, broadcasting companies, and converting our company into a closed-end investment company."

         On August 15, 2002 Price Communications Corporation completed its transaction with Verizon, under which the cellular telephone assets of its Price Communications Wireless subsidiary were exchanged for a preferred limited partnership interest in a new partnership controlled by Verizon Wireless. This interest may be exchanged in 2006 into the common stock of Verizon Communications, Inc.

         Price Communications Corporation is a New York based corporation and trades on the NYSE. It is also traded on the Chicago Stock Exchange (symbol:
PR.M), the Boston Stock Exchange (symbol: PR.B), the Pacific Stock Exchange (symbol: PR.P), and trades in Euros on the Frankfurt and Munich Stock Exchanges


                  THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING INFORMATION INVOLVES RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT EXPECTED RESULTS. THESE RISKS AND UNCERTAINTIES ARE DISCUSSED IN THE COMPANY'S SEC FILINGS, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S ANNUAL REPORT ON FORM 10-K.